EXHIBIT 32.2



March 12, 2004



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

I, Andrew N. Halford, Vice President and Chief Financial Officer of Cellco Partnership (the "Partnership"), certify that:

     (1) the report of the Partnership on Form 10-K for the year ending December 31, 2003 (the "Report") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership as of the dates and for the periods presented in the Report.



/s/ Andrew N. Halford
------------------------------------------
Andrew N. Halford
Vice President and Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Cellco Partnership and will be retained by Cellco Partnership and furnished to the Securities and Exchange Commission or its staff upon request.